UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2024

Ponce Financial Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-41255	87-1893965
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2244 Westchester Avenue
Bronx, New York		10462
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (718) 931-9000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	PDLB	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 26, 2024, Ponce Bank (the "Bank"), the wholly owned subsidiary of Ponce Financial Group, Inc. (the “Company”), entered into a Change in Control Agreement (the “Agreement”) with the Chief Financial Officer of the Bank and the Company, Sergio Vaccaro (“Executive”). The Agreement has an initial term of one year and will renew automatically for additional one-year terms on an annual basis, unless terminated at least 90 days in advance of the anniversary date by the disinterested members of the Company’s board of directors.

The Agreement provides, among other things, that in the event of a “change in control” (as defined in the Agreement) of the Company, followed by the termination of the Executive other than for “cause” (as defined in the Agreement) or Executive’s voluntary termination for “good reason” (as defined the Agreement) within 30 days of the event constituting good reason, that Executive shall be entitled to receive certain termination benefits. Such termination benefits include (1) a payment equal to 1.5 times Executive’s average annual compensation for the most recent five years that Executive has been employed by the Bank (or such lesser number of years, in the event Executive has been employed by the Bank for less than five years) and (2) continuation of life, medical and disability coverage that is substantially identical to the coverage maintained by the Bank or the Company for the Executive immediately prior to the Executive’s severance (unless coverage is changed with respect to all employees of the Bank or the Company on a non-discriminatory basis). Payments under the Agreement are subject to restrictions of specified applicable banking regulatory requirements.

The description above is qualified in its entirety by the Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description

10.1	Change in Control Agreement between Ponce Bank and Sergio Vaccaro dated November 26, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ponce Financial Group, Inc.

Date:	November 27, 2024	By:	/s/ Carlos P. Naudon
Carlos P. Naudon President and Chief Executive Officer